UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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International Rectifier Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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M17236-P85080 Notice of Annual Meeting of Shareholders Meeting Information For holders as of: September 18, 2009 Date: November 9, 2009 Time: 9:00 A.M., California Time Location: You are receiving this communication because you hold shares in International Rectifier Corporation. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. The proxy materials and our 2009 annual report are available online at www.proxyvote.com. We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions. INTERNATIONAL RECTIFIER CORPORATION *** Exercise Your Right to Vote *** IMPORTANT NOTICE Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on November 9, 2009 The Belamar Hotel 3501 Sepulveda Blvd. Manhattan Beach, CA 90266 INTERNATIONAL RECTIFIER CORPORATION 101 N. SEPULVEDA BLVD. EL SEGUNDO, CA 90245-4382

M17237-P85080 The following Materials are Available to VIEW or RECEIVE at www.proxyvote.com: NOTICE AND PROXY STATEMENT, and the 2009 ANNUAL REPORT Before You Vote How to Access the Proxy Materials How To Vote Please Choose One of the Following Voting Methods Vote In Person: Please bring this notice or other proof of the share ownership, and photo identification with you to the Meeting. Please review other details regarding Meeting attendance in the proxy statement, which is available at www.proxyvote.com. At the Meeting you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12 Digit Control Number available (located on the following page) and follow the online instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the proxy materials, which will include a proxy card. After you receive the proxy card, you must mark, sign and date your proxy card and return it to International Rectifier Corporation. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. How to View Online: Have the 12-Digit Control Number available (located on the following page), visit: http://materials.proxyvote.com and follow the online instructions. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please make your request for a copy on or before October 26, 2009 to facilitate timely delivery. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line.

M17238-P85080 The Board of Directors recommends that you vote FOR the following nominees: 2. Proposal to amend the Company's Certificate of Incorporation to eliminate the Company's classified board structure over three years and provide for the annual election of all directors. 3. Proposal to ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company to serve for fiscal year 2010. 4. Stockholder proposal to adopt a mandatory age limitation for the election or appointment of directors. 01) Robert S. Attiyeh 02) Oleg Khaykin 03) Dr. James D. Plummer 1. Proposal to elect three Class Three directors whose names appear below, to hold office for a term ending at the 2012 annual meeting of shareholders. Nominees: The Board of Directors recommends that you vote FOR Proposals 2 and 3: The Board of Directors recommends that you vote AGAINST Proposal 4: The proposals to be voted on at the Meeting are listed below along with the Board of Directors' recommendations. These proposals are more fully decribed in the proxy statement.